UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012 (April 12, 2012)

HD SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-159809	75-2007383
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

3100 Cumberland Boulevard Suite 1480, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 852-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2012 HD Supply, Inc. (the “Company”) consummated the following transactions (the “Refinancing Transactions”) in connection with the refinancing of the senior portion of its capital structure:

•	the issuance of $950 million of its 8.125% Senior Secured First Priority Notes due 2019 (the “First Priority Notes”);

•	the issuance of $675 million of its 11% Senior Secured Second Priority Notes due 2020 (the “Second Priority Notes”);

•	the issuance of approximately $757 million of its 14.875% Senior Notes due 2020 (the “Senior Notes”);

•	entry into a new senior ABL facility (the “Senior ABL Facility”) providing for senior secured revolving loans and letters of credit of up to a maximum aggregate principal amount of $1.5 billion; and

•	entry into a new senior term facility (the “Senior Term Facility”) providing for term loans in an aggregate principal amount of $1 billion.

The proceeds of the First Priority Notes, the Second Priority Notes, the Senior Notes, the Senior ABL Facility and the Senior Term Facility were used to (i) repay all amounts outstanding under the Existing Senior Secured Credit Facility (as defined below), (ii) repay all amounts outstanding under the Existing ABL Credit Facility (as defined below), (iii) repurchase all remaining outstanding Old Senior Notes (as defined below) and (iv) pay related fees and expenses.

8  1/8% Senior Secured First Priority Notes due 2019

The Company issued the First Priority Notes under an Indenture, dated as of April 12, 2012 (the “Base First Priority Indenture”), among the Company, certain subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), Wilmington Trust, National Association, as Trustee (in such capacity, the “First Priority Trustee”), and Wilmington Trust, National Association, as Note Collateral Agent (in such capacity, the “First Priority Collateral Agent”), as amended by the First Supplemental Indenture to the Base First Priority Indenture, dated as of April 12, 2012, among the Company, the Subsidiary Guarantors and the First Priority Trustee (the “First Priority Supplemental Indenture” and, together with the Base First Priority Indenture, the “First Priority Indenture”). The First Priority Notes are entitled to the benefit of an Exchange and Registration Rights Agreement, dated April 12, 2012 (the “First Priority Notes Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and the initial purchasers named therein.

Ranking; Guarantees

The First Priority Notes are senior secured indebtedness of the Company and rank:

•	equal in right of payment with all of the Company’s existing and future senior indebtedness;

•	senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•

effectively equal with all of the Company’s existing and future indebtedness under the Senior Term Facility, and under certain circumstances future Additional Obligations (as defined in the First Priority Indenture) to the extent of the value of the Collateral (as defined below);

•	effectively subordinated to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the ABL Priority Collateral (as defined below);

•	effectively senior to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral (as defined below);

•

effectively senior to all of the Company’s existing and future indebtedness under the Second Priority Notes, under certain circumstances future Additional Obligations (as defined in the First Priority Indenture) and all of the Company’s senior unsecured indebtedness to the extent of the value of the Collateral; and

•	structurally subordinated to indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The First Priority Notes are guaranteed, on a senior secured basis, by each of the Company’s Wholly Owned Domestic Subsidiaries (as defined in the First Priority Indenture) (other than an Excluded Subsidiary (as defined in the First Priority Indenture)) and by each of the Company’s other Domestic Subsidiaries (as defined in the First Priority Indenture) that is a borrower under the Senior ABL Facility or that guarantees payment of indebtedness of the Company under any Credit Facility or Capital Markets Securities (as defined in the First Priority Indenture). These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•	equal in right of payment with all existing and future senior indebtedness of that Subsidiary Guarantor;

•	senior in right of payment to all existing and future subordinated indebtedness of such Subsidiary Guarantor;

•

effectively equal with all existing and future indebtedness of that Subsidiary Guarantor under the Senior Term Facility, and under certain circumstances future Additional Obligations of that Subsidiary Guarantor, to the extent of the value of the Collateral owned by such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor;

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor; and

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Second Priority Notes, under certain circumstances future Additional Obligations and all unsecured indebtedness of such Subsidiary Guarantor to the extent of the value of the Collateral owned by such Subsidiary Guarantor.

Collateral

The First Priority Notes and the related guarantees are secured by a first-priority security interest in substantially all of the tangible and intangible assets of the Company and the Subsidiary Guarantors (other than the ABL Priority Collateral, in which the First Priority Notes and the related guarantees have a second-priority security interest), including pledges of all Capital Stock of the Company’s Restricted Subsidiaries directly owned by the Company and the Subsidiary Guarantors (but only up to 65% of each series of Capital Stock of each direct Foreign Subsidiary owned by the Company or any Subsidiary Guarantor), subject to certain thresholds, exceptions and permitted liens, and excluding any Excluded Assets (as defined in the First Priority Indenture) and Excluded Subsidiary Securities (as defined in the First Priority Indenture) (the “Cash Flow Priority Collateral”).

In addition, the First Priority Notes and the related guarantees are secured by a second-priority security interest in substantially all of the Company’s and the Subsidiary Guarantors’ present and future assets which secure the Company’s obligations under the Senior ABL Facility on a first priority basis, including accounts receivable, inventory and other related assets and all proceeds thereof, subject to permitted liens. Such assets are referred to as the “ABL Priority Collateral.” This Current Report on Form 8-K refers to the Cash Flow Priority Collateral and the ABL Priority Collateral together as the “Collateral.”

The security interests in the Collateral may be released without the consent of the holders of the First Priority Notes if Collateral is disposed of in a transaction that complies with the First Priority Indenture, and will be released: (i) so long as any ABL Obligations are outstanding, with respect to the ABL Priority Collateral, upon the release of all liens thereon securing the ABL Obligations (as defined in the First Priority Indenture) and (ii) so long as any Term Obligations are outstanding, with respect to the Cash Flow Priority Collateral, upon the release of all liens thereon securing the Term Obligations (as defined in the First Priority Indenture).

Redemption

The Company may redeem the First Priority Notes, in whole or in part, at any time (1) prior to April 15, 2015, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium set forth in the First Priority Indenture and (2) on and after April 15, 2015, at the applicable redemption price set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period commencing on April 15 of the year set forth below.

Year	Percentage
2015	106.094%
2016	104.063%
2017	102.031%
2018 and thereafter	100.000%

In addition, at any time prior to April 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the First Priority Notes with the proceeds of certain equity offerings at a redemption price of 108.125% of the principal amount in respect of the First Priority Notes being redeemed, plus accrued and unpaid interest to the redemption date, provided, however, that if the First Priority Notes are redeemed, an aggregate principal amount of First Priority Notes equal to at least 50% of the original aggregate principal amount of First Priority Notes must remain outstanding immediately after each such redemption of First Priority Notes.

Offer to Repurchase

In the event of certain events that constitute a Change of Control (as defined in the First Priority Indenture), the Company must offer to repurchase all of the First Priority Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, the Company must use the proceeds to make an offer to purchase the First Priority Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The First Priority Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the First Priority Indenture, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens securing indebtedness; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Company’s affiliates. Most of these covenants will cease to apply for so long as the First Priority Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Events of Default

The First Priority Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding First Priority Notes issued under the First Priority Indenture to be due and payable immediately. It is also an event of default if more than $450.0 million aggregate principal amount of (1) the Company’s 13.5% Senior Subordinated Notes due 2015 (the “Senior Subordinated Notes”) remains outstanding on the date that is 90 days prior to the scheduled maturity date of the Senior Subordinated Notes or (2) any unsecured indebtedness of the Company or any restricted subsidiary incurred to refinance the Senior Subordinated Notes remains outstanding on the date that is 90 days prior to the scheduled maturity date of the such refinancing indebtedness.

First Priority Note Collateral Agreement

On April 12, 2012, the Company, the Subsidiary Guarantors and the First Priority Note Collateral Agent entered into a Collateral Agreement (the “First Priority Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under First Priority Notes and the First Priority Notes Indenture.

First Priority Notes Exchange and Registration Rights Agreement

The First Priority Notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Under the First Priority Notes Registration Rights Agreement, the Company is obligated to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange (the “First Priority Exchange Offer”) the First Priority Notes for notes publicly registered with the Securities and Exchange Commission (the “SEC”) with substantially identical terms as the First Priority Notes within 270 days following the original issue date of the First Priority Notes. The First Priority Notes Registration Rights Agreement provides that upon the occurrence of certain events, the Company will file with the SEC, and use its commercially reasonable efforts to cause to become effective, a shelf registration statement relating to resales of the First Priority Notes and to keep effective such shelf registration statement for a specific period of time. Pursuant to the First Priority Notes Registration Rights Agreement, the Company is obligated to pay additional interest on the First Priority Notes in specified circumstances, including if the First

Priority Exchange Offer has not been completed within 360 days following the original issue date of the First Priority Notes. The annual interest on the First Priority Notes as a result of the Company’s failure to satisfy certain of its registration obligations under the First Priority Notes Registration Rights Agreement will increase by 0.25% per annum during the first 90-day period following the occurrence of such default and by an additional 0.25% per annum for each subsequent 90-day period during which the related registration default continues, up to a maximum additional interest rate of 0.50% per annum.

11% Senior Secured Second Priority Notes due 2020

The Company issued the Second Priority Notes under an Indenture, dated as of April 12, 2012 (the “Base Second Priority Indenture”), among the Company, the Subsidiary Guarantors, Wilmington Trust, National Association, as Trustee (in such capacity, the “Second Priority Trustee”), and Wilmington Trust, National Association, as Note Collateral Agent (in such capacity, the “Second Priority Collateral Agent”), as amended by the First Supplemental Indenture to the Base Second Priority Indenture, dated as of April 12, 2012, among the Company, the Subsidiary Guarantors and the Second Priority Trustee (the “Second Priority Supplemental Indenture” and, together with the Base Second Priority Indenture, the “Second Priority Indenture”). The Second Priority Notes are entitled to the benefit of an Exchange and Registration Rights Agreement, dated April 12, 2012 (the “Second Priority Notes Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and the initial purchasers named therein.

Ranking; Guarantees

The Second Priority Notes are senior secured indebtedness of the Company and rank:

•	equal in right of payment with all of the Company’s existing and future senior indebtedness;

•	senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•

effectively subordinated to all of the Company’s existing and future indebtedness under the Senior Term Facility, the First Priority Notes and under certain circumstances future Additional Obligations to the extent of the value of the Collateral;

•	effectively subordinated to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the ABL Priority Collateral;

•	effectively senior to all of the Company’s indebtedness under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral;

•	effectively senior to all of the Company’s unsecured indebtedness to the extent of the value of the Collateral; and

•	structurally subordinated to indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The Second Priority Notes are guaranteed, on a senior secured basis, by each of the Company’s Wholly Owned Domestic Subsidiaries (as defined in the Second Priority Indenture) (other than an Excluded Subsidiary (as defined in the Second Priority Indenture)) and by each of the Company’s other Domestic Subsidiaries (as defined in the Second Priority Indenture) that is a borrower under the Senior ABL Facility or that guarantees payment of indebtedness of the Company under any Credit Facility or Capital Markets Securities (as defined in the Second Priority Indenture). These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•	equal in right of payment with all existing and future senior indebtedness of such Subsidiary Guarantor;

•	senior in right of payment to all future subordinated indebtedness of such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of such Subsidiary Guarantor under the Senior Term Facility, the First Priority Notes, and under certain circumstances future Additional Obligations of such Subsidiary Guarantor, to the extent of the value of the Collateral owned by such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor; and

•

effectively senior to all existing and future indebtedness of such Subsidiary Guarantor under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor;

•	effectively senior to all unsecured indebtedness of such Subsidiary Guarantor to the extent of the value of the Collateral owned by such Subsidiary Guarantor.

Collateral

The Second Priority Notes and the related guarantees are secured by a second-priority security interest in the Cash Flow Priority Collateral, subject to permitted liens.

In addition, the Second Priority Notes and the related guarantees are secured by a third-priority security interest in the ABL Priority Collateral, subject to permitted liens.

The security interests in the Collateral may be released without the consent of the holders of the Second Priority Notes if Collateral is disposed of in a transaction that complies with the Second Priority Indenture, and will be released: (i) so long as any ABL Obligations are outstanding, with respect to the ABL Priority Collateral, upon the release of all liens thereon securing the ABL Obligations and (ii) so long as any Term Obligations as outstanding, with respect to the Cash Flow Priority Collateral, upon the release of all liens thereon securing the Term Obligations (or, if no Term Obligations are outstanding, all other Senior Priority Obligations (as defined in the Cash Flow Intercreditor Agreement (as defined in the First Priority Indenture)).

Redemption

The Company may redeem the Second Priority Notes, in whole or in part, at any time (1) prior to April 15, 2016, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium set forth in the Second Priority Indenture and (2) on and after April 15, 2016, at the applicable redemption price set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period commencing on April 15 of the year set forth below.

Year	Percentage
2016	105.500%
2017	102.750%
2018 and thereafter	100.000%

In addition, at any time prior to April 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Second Priority Notes with the proceeds of certain equity offerings at a redemption price of 111.000% of the principal amount in respect of the Second Priority Notes being redeemed, plus accrued and unpaid interest to the redemption date, provided, however, that if the Second Priority Notes are redeemed, an aggregate principal amount of Second Priority Notes equal to at least 50% of the original aggregate principal amount of Second Priority Notes must remain outstanding immediately after each such redemption of Second Priority Notes.

Offer to Repurchase

In the event of certain events that constitute a Change of Control (as defined in the Second Priority Indenture), the Company must offer to repurchase all of the Second Priority Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, the Company must use the proceeds to make an offer to purchase the Second Priority Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The Second Priority Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the Second Priority Indenture, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens securing indebtedness; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Company’s affiliates. Most of these covenants will cease to apply for so long as the First Priority Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Events of Default

The Second Priority Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding Second Priority Notes issued under the Second Priority Indenture to be due and payable immediately. It is also an event of default if more than $450.0 million aggregate principal amount of (1) the Senior Subordinated Notes remains outstanding on the date that is 45 days prior to the scheduled maturity date of the Senior Subordinated Notes or (2) any unsecured indebtedness of the Company or any restricted subsidiary incurred to refinance the Senior Subordinated Notes remains outstanding on the date that is 45 days prior to the scheduled maturity date of the such refinancing indebtedness.

Second Priority Note Collateral Agreement

On April 12, 2012, the Company, the Subsidiary Guarantors and the Second Priority Note Collateral Agent entered into a Collateral Agreement (the “Second Priority Note Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under the Second Priority Notes and the Second Priority Indenture.

Second Priority Notes Exchange and Registration Rights Agreement

The Second Priority Notes and the guarantees have not been registered under the Securities Act. Under the Second Priority Notes Registration Rights Agreement, the Company is obligated to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange (the “Second Priority Exchange Offer”) the Second Priority Notes for notes publicly registered with the SEC with substantially identical terms as the Second Priority Notes within 270 days following the original issue date of the Second Priority Notes. The Second Priority Notes Registration Rights Agreement provides that upon the occurrence of certain events, the Company will file with the SEC, and use its commercially reasonable efforts to cause to become effective, a shelf registration statement relating to resales of the Second Priority Notes and to keep effective such shelf registration statement for a specific period of time. Pursuant to the Second Priority Notes Registration Rights Agreement, the Company is obligated to pay additional interest on the Second Priority Notes in specified circumstances, including if the Second Priority Exchange Offer has not been completed within 360 days following the original issue date of the Second Priority Notes. The annual interest on the Second Priority Notes as a result of the Company’s failure to satisfy certain of its registration obligations under the Second Priority Notes Registration Rights Agreement will increase by 0.25% per annum during the first 90-day period following the occurrence of such default and by an additional 0.25% per annum for each subsequent 90-day period during which the related registration default continues, up to a maximum additional interest rate of 0.50% per annum.

14.875% Senior Notes due 2020

The Company issued the Senior Notes under an Indenture, dated as of April 12, 2012 (the “Senior Notes Indenture”), among the Company, the Subsidiary Guarantors and Wilmington Trust, National Association, as Trustee to investment funds associated with Bain Capital Partners, LLC, Carlyle Investment Management, LLC and Clayton, Dubilier & Rice, LLC (the “Initial Investors”). The Senior Notes are entitled to the benefit of an Exchange and Registration Rights Agreement, dated April 12, 2012 (the “Senior Notes Registration Rights Agreement”), among the Company, the Subsidiary Guarantors and the Initial Investors. Affiliates of the Initial Investors are controlling shareholders of the ultimate parent company of the Company.

Ranking; Guarantees

The Senior Notes and the guarantees thereof are the Company’s and the guarantors’ senior unsecured indebtedness and:

•	rank equally in right of payment to all existing and future senior unsecured indebtedness of the Company and the guarantors;

•	rank senior in right of payment to all existing and future subordinated obligations of the Company and the guarantors; and

•

are effectively subordinated to all of the Company’s and the guarantors’ secured indebtedness (including under the First Priority Notes, the Second Priority Notes, the Senior Term Facility and the Senior ABL Facility) to the extent of the value of the assets securing such indebtedness and to all indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Senior Notes.

Redemption

The Company may redeem the Senior Notes, in whole or in part, at any time (1) prior to April 12, 2015, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium set forth in the Senior Notes Indenture and (2) on and after April 12, 2015, at the applicable redemption price set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period commencing on April 12 of the years set forth below.

Year	Percentage
2015	111.1563%
2016	107.4375%
2017	103.7188%
2018 and thereafter	100.0000%

In addition, at any time prior to April 12, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the proceeds of certain equity offerings at a redemption price of 114.875% of the principal amount in respect of the Senior Notes being redeemed, plus accrued and unpaid interest to the redemption date, provided, however, that if the Senior Notes are redeemed, an aggregate principal amount of Senior Notes equal to at least 50% of the original aggregate principal amount of Senior Notes must remain outstanding immediately after each such redemption of Senior Notes.

AHYDO Mandatory Prepayments

On or after April 12, 2017, the Company will be required to redeem or pay portions of the Senior Notes in amounts intended to ensure the Senior Notes are not treated as applicable high yield discount obligations for U.S. federal income tax purposes.

Offer to Repurchase

In the event of certain events that constitute a Change of Control (as defined in the Senior Notes Indenture), each holder of the Senior Notes will have the right to require the Company to repurchase all or any part of such Senior Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, the Company must use the proceeds to make an offer to purchase the Senior Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The Senior Notes Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the Senior Notes Indenture, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens securing indebtedness; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Company’s affiliates. Several of these covenants will cease to apply for so long as the Senior Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Events of Default

The Senior Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding Senior Notes issued under the Senior Notes Indenture to be due and payable immediately. It is also an event of default if more than $450.0 million aggregate principal amount of (1) the Senior Subordinated Notes remains outstanding on the date that is 45 days prior to the scheduled maturity date of the Senior Subordinated Notes or (2) any unsecured indebtedness of the Company or any restricted subsidiary incurred to refinance the Senior Subordinated Notes remains outstanding on the date that is 45 days prior to the scheduled maturity date of the such refinancing indebtedness.

Senior Notes Exchange and Registration Rights Agreement

The Senior Notes and the guarantees have not been registered under the Securities Act. Under the Senior Notes Exchange and Registration Rights Agreement, the holders of the Senior Notes will not have registration rights until the later of (a) the date when 75% of the Senior Subordinated Notes have been repaid or refinanced and (b) the earlier of (i) October 12, 2013 and the date that is 90 days after a registration statement with respect to the Second Priority Notes has become effective. Thereafter, the holders of the Senior Notes will have limited demand and piggy-back registration rights.

Intercreditor Agreements

On April 12, 2012, the ABL Collateral Agent, the Term Collateral Agent, the First Priority Note Collateral Agent and the Second Priority Note Collateral Agent entered into an intercreditor agreement as to the relative priorities of their respective security interests in the Collateral and certain other matters relating to the administration of security interests. In addition, the Term Collateral Agent, the First Priority Note Collateral Agent and the Second Priority Note Collateral Agent entered into a separate intercreditor agreement as to the relative priorities of their respective security interests in the Collateral and certain other matters relating to the administration of security interests.

Senior Credit Facilities

Senior Term Facility

The Senior Term Facility consists of a senior secured Term Loan Facility (the “Term Loan Facility”; the term loans thereunder, the “Term Loans”) providing for Term Loans in an aggregate principal amount of $1,000.0 million (net of $30 million of original issue discount). The Term Loan Facility also permits the Company to add one or more incremental term loan, revolving or letter of credit facilities of up to $250 million plus a certain amount depending on a secured first lien leverage ratio test to be included in the Term Loan Facility.

Ranking

The Senior Term Facility is senior secured indebtedness of the Company and rank:

•	equal in right of payment with all of the Company’s existing and future senior indebtedness;

•	senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•

effectively equal with all of the Company’s existing and future indebtedness under the First Priority Notes, and under certain circumstances future Additional Obligations to the extent of the value of the Collateral;

•	effectively subordinated to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the ABL Priority Collateral;

•	effectively senior to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral;

•

effectively senior to all of the Company’s existing and future indebtedness under the Second Priority Notes, under certain circumstances future Additional Obligations and all of the Company’s senior unsecured indebtedness to the extent of the value of the Collateral; and

•	structurally subordinated to indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The Senior Term Facility is guaranteed, on a senior secured basis, by the Subsidiary Guarantors. These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•	equal in right of payment with all existing and future senior indebtedness of that Subsidiary Guarantor;

•	senior in right of payment to all existing and future subordinated indebtedness of such Subsidiary Guarantor;

•

effectively equal with all existing and future indebtedness of that Subsidiary Guarantor under the First Priority Notes, and under certain circumstances future Additional Obligations of that Subsidiary Guarantor, to the extent of the value of the Collateral owned by such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor;

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor; and

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Second Priority Notes, under certain circumstances future Additional Obligations and all unsecured indebtedness of such Subsidiary Guarantor to the extent of the value of the Collateral owned by such Subsidiary Guarantor.

Maturity; Prepayment

The Term Loan Facility will mature on October 12, 2017 (the “Term Loan Maturity Date”). The Term Loans under the Term Loan Facility will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount of the Term Loan Facility with the balance payable on the Term Loan Maturity Date; provided that if more than $450 million aggregate principal amount of the Senior Subordinated Notes remain outstanding as of the date occurring 90 days prior to the date of the scheduled maturity of the Senior Subordinated Notes, the Term Loan Facility will mature, and the balances of any then outstanding Term Loans will be payable, on the date occurring 90 days prior to the scheduled maturity of the Senior Subordinated Notes and in the event that more than $450 million aggregate principal amount of any unsecured indebtedness incurred to refinance the Senior Subordinated Notes remains outstanding on the date (the “Second Springing Maturity Date”) that is 90 days prior to the maturity date of such refinancing indebtedness, the Term Loan Facility will mature on the earlier of the Second Springing Maturity Date and October 12, 2017, provided further that the individual applicable lenders may agree to extend the maturity of their Term Loans upon the Company’s request and without the consent of any other applicable lender.

Prior to the first anniversary of the closing date of the Term Loan Facility, the loans under the Term Loan Facility may not be optionally prepaid. During the second and third years following the closing date of the Term Loan Facility, the Term Loans may be optionally prepaid at a price of 102% and 101%, respectively, of the principal amount being prepaid. On and after the third anniversary of the closing date of the Term Loan Facility, the Term Loans may be prepaid without premium or penalty. Subject to certain exceptions, the Term Loan Facility will be subject to mandatory prepayment in an amount equal to:

•	100% of the net proceeds (other than those that are used to purchase certain assets or to repay certain other indebtedness) of certain asset sales and certain insurance recovery events; and

•	50% of annual excess cash flow for any fiscal year, such percentage to decrease to 0% depending on the attainment of certain secured leverage ratio targets.

In addition, in the event of certain events that constitute a Change of Control (as defined in credit agreement governing the Term Loan Facility (the “Term Loan Credit Agreement”)), the Company must offer to prepay the Term Loans (unless otherwise repaid) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repayment date.

Guarantee; Security

The Company is the borrower under the Term Loan Facility. The Subsidiary Guarantors guarantee the Company’s payment obligations under the Term Loan Facility.

The Company’s obligations under the Term Loan Facility and the guarantees thereof are secured in favor of the collateral agent by (i) all of the capital stock of the Company, all capital stock of all domestic subsidiaries directly owned by the Company and the Subsidiary Guarantors and 65% of the capital stock of any foreign subsidiary owned directly by the Company or any Subsidiary Guarantors (it being understood that a foreign subsidiary holding company will be deemed a foreign subsidiary) and (ii) substantially all other tangible and intangible assets owned by the Company and each Subsidiary Guarantor, in each case to the extent permitted by applicable law and subject to certain exceptions and subject to the priority of liens between the Term Loan Facility, the First Priority Notes, the Second Priority Notes and the Senior ABL Facility.

Interest

The interest rates applicable to the loans under the Term Loan Facility will be based on a fluctuating rate of interest measured by reference to either, at the Company’s option, (i) an adjusted London inter-bank offered rate (adjusted for reserve requirements), plus a borrowing margin of 6.00%, or (ii) an alternate base rate, plus a borrowing margin of 5.00%.

Fees

Customary fees will be payable in respect of the Term Loan Facility.

Covenants

The Term Loan Facility contains a number of covenants that, among other things, limit the ability of the Company and its restricted subsidiaries, as described in the Term Loan Credit Agreement to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens securing indebtedness; transfer or sell assets; merge or consolidate; enter into certain transactions with the Company’s affiliates; and prepay or amend the terms of certain indebtedness.

The Term Loan Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Term Loan Facility provides for customary events of default, including non-payment of principal, interest or fees, violation of covenants, material inaccuracy of representations or warranties, specified cross payment default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, material invalidity of guarantees or security interests and material judgments.

Term Loan Guarantee and Collateral Agreement

On April 12, 2012, the Company, the Subsidiary Guarantors and Bank of America, N.A., as collateral agent (the “Term Loan Collateral Agent”) and administrative agent entered into a Guarantee and Collateral Agreement (the “Term Loan Guarantee and Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under the Senior Term Facility.

Senior ABL Facility

The Senior ABL Facility provides for senior secured revolving loans and letters of credit of up to a maximum aggregate principal amount of $1,500 million (subject to availability under a borrowing base). Extensions of credit under the Senior ABL Facility will be limited by a borrowing base calculated periodically based on specified percentages of the value of eligible inventory and eligible accounts receivables, subject to certain reserves and other adjustments.

A portion of the Senior ABL Facility is available for letters of credit and swingline loans. The Senior ABL Facility also includes a sub-facility for loans and letters of credit in Canadian dollars. The Senior ABL Facility also permits the Company to add one or more incremental term loan, revolving or letter of credit facilities to be included in the Senior ABL Facility up to an aggregate maximum amount of $1,900 million for the total commitments under the Senior ABL Facility (including all incremental commitments).

Ranking

The Senior ABL Facility is senior secured indebtedness of the Company and ranks:

•	equal in right of payment with all of the Company’s existing and future senior indebtedness;

•	senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•

effectively subordinated to all of the Company’s existing and future indebtedness under the Senior Term Facility, First Priority Notes, Second Priority Notes, and certain future Additional Obligations, to the extent of the value of the Cash Flow Priority Collateral;

•

effectively senior to all of the Company’s existing and future indebtedness under the Senior Term Facility, First Priority Notes, Second Priority Notes, and certain future Additional Obligations, to the extent of the value of the ABL Priority Collateral;

•	effectively senior to all of the Company’s senior unsecured indebtedness to the extent of the value of the Collateral; and

•	structurally subordinated to indebtedness and other liabilities of the Company’s Canadian guarantors and non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The Senior ABL Facility is guaranteed, on a senior secured basis, by the Subsidiary Guarantors. These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•	equal in right of payment with all existing and future senior indebtedness of that Subsidiary Guarantor;

•	senior in right of payment to all existing and future subordinated indebtedness of such Subsidiary Guarantor;

•

effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior Term Facility, First Priority Notes, Second Priority Notes, and certain future Additional Obligations, to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor; and

•

effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior Term Facility, First Priority Notes, Second Priority Notes, and certain future Additional Obligations, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor.

Maturity; Prepayments

The Senior ABL Facility will mature on April 12, 2017; provided that if more than $450 million aggregate principal amount of the Senior Subordinated Notes remain outstanding as of the date occurring 90 days prior to the date of the scheduled maturity of the Senior Subordinated Notes, the Senior ABL Facility will mature, and the balances of any then outstanding loans under the Senior ABL Facility will be payable, on the date occurring 90 days prior to the scheduled maturity of the Senior Subordinated Notes and in the event that more than $450 million aggregate principal amount of any unsecured indebtedness incurred to refinance the Senior Subordinated Notes remains outstanding on the date (the “Second Springing Maturity Date”) that is 90 days prior to the scheduled maturity date of such refinancing indebtedness, the Senior ABL Facility will mature on the earlier of the Second Springing Maturity Date and April 12, 2017; provided further that the individual applicable lenders may agree to extend the maturity of their loans under the Senior ABL Facility upon the Company’s request and without the consent of any other applicable lender.

The Senior ABL Facility may be prepaid at the Company’s option at any time without premium or penalty and will be subject to mandatory prepayment if the outstanding Senior ABL Facility exceeds either the aggregate commitments with respect thereto or the current borrowing base, in an amount equal to such excess. Mandatory prepayments do not result in a permanent reduction of the lenders’ commitments under the Senior ABL Facility.

Guarantees; Security

The Company and at the Company’s option, certain of the Company’s subsidiaries, including HD Supply Canada, Inc., a Canadian subsidiary (the “Canadian Borrower”), are the borrowers under the Senior ABL Facility. The Subsidiary Guarantors guarantee the Company’s payment obligations under the Senior ABL Facility (and, in the case of Canadian obligations, each direct and indirect wholly-owned Canadian subsidiary, subject to certain exceptions, in each case to the extent otherwise permitted by applicable law, regulation and contractual provision (the “Canadian Guarantors”) guarantee the Canadian Borrower’s payment obligations under the Senior ABL Facility).

The Company’s obligations under the Senior ABL Facility and the guarantees thereof, are secured in favor of the U.S. ABL collateral agent, by (i) all of the capital stock of the Company, all capital stock of all domestic subsidiaries directly owned by the Company and the Subsidiary Guarantors and 65% of the capital stock of any foreign subsidiary held directly by the Company or any Subsidiary Guarantor (it being understood that a foreign subsidiary holding company will be deemed a foreign subsidiary) and (ii) substantially all other tangible and intangible assets owned by the Company and each Subsidiary Guarantor, in each case to the extent permitted by applicable law and subject to certain exceptions and subject to the priority of liens between the Term Loan Facility, the First Priority Notes, the Second Priority Notes and the Senior ABL Facility.

The Canadian obligations under the Senior ABL Facility are also secured by liens on substantially all assets of the Canadian Borrower and the Canadian Guarantors, subject to certain exceptions.

Interest

Until the date that is three months after the closing date of the Senior ABL Facility, at the option of the applicable borrower, the interest rates applicable to the loans under the Senior ABL Facility will be based, (i) in the case of U.S. dollar denominated loans, either an adjusted London inter-bank offered rate (adjusted for reserve requirements) or an alternate base rate and (ii) in the case of Canadian dollar denominated loans, either the Canadian prime rate or the rate for bills of exchange and discount notes having an identical or comparable term (adjusted for maximum reserves) for the applicable interest period, in each case plus 200 basis points. From and after the date that is three months after the closing date of the Senior ABL Facility, the foregoing interest margins will be subject to a pricing grid based on average daily excess availability for the previous fiscal quarter.

Fees

Customary fees will be payable in respect of the Senior ABL Facility, including letter of credit fees and commitment fees.

Covenants

The Senior ABL Facility contains a number of covenants that, among other things, limit or restrict the Company’s ability and, in certain cases, the Company’s subsidiaries to make acquisitions, mergers, consolidations, dividends, and to prepay certain indebtedness (including the First Priority Notes, the Second Priority Notes and the Senior Notes), in each case to the extent any such transaction would reduce availability under the Senior ABL Facility below a specified amount.

In addition, if the Company’s specified excess availability (including an amount by which the Company’s borrowing base exceeds the existing commitments) under the Senior ABL Facility falls below the greater of $150 million and 10% of the aggregate commitments (a “Liquidity Event”), the Company will be required to maintain a Fixed Charge Coverage Ratio of at least 1.0:1.0, as defined in the Senior ABL Facility.

The Senior ABL Facility also contains certain affirmative covenants, including financial and other reporting requirements.

Events of Default

The Senior ABL Facility also provides for customary events of default, including non-payment of principal, interest or fees, violation of covenants, material inaccuracy of representations or warranties, specified cross default and cross acceleration to other material indebtedness, certain bankruptcy events, certain ERISA events, material invalidity of guarantees or security interest, material judgments and change of control.

ABL Guarantee and Collateral Agreement

On April 12, 2012, the Company, the Subsidiary Guarantors and General Electric Capital Corporation, as collateral agent (the “ABL Collateral Agent”) and administrative agent entered into a Guarantee and Collateral Agreement (the “ABL Guarantee and Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under the Senior ABL Facility.

Item 1.02. Termination of a Material Definitive Agreement.

On March 26, 2012 (the “Redemption Notice Date”), the Company delivered a conditional notice of redemption (the “Redemption Notice”) relating to all of its outstanding 12.0% Senior Cash Pay Notes due 2014 (the “Old Senior Notes”), issued pursuant to the Indenture, dated as of August 30, 2007 (as amended, the “Old Senior Notes Indenture”), among the Company, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association., as trustee (in such capacity, the “Old Senior Notes Trustee”). The Redemption Notice conditioned the redemption of the Old Senior Notes upon the consummation of certain transactions, which were consummated on April 12, 2012. On April 12, 2012 the Company irrevocably deposited with the Old Senior Notes Trustee funds solely for the benefit of the holders of the Old Senior Notes, cash in U.S. dollars in an amount as was sufficient to pay and discharge the entire aggregate principal amount of the Old Senior Notes not heretofore cancelled or delivered to the Old Senior Notes Trustee for cancellation (the “Remaining Notes”), for principal of, and premium and accrued interest on, the Remaining Notes to April 25, 2012, the date specified in the Notice of Redemption for redemption of the Remaining Notes. The Old Senior Notes Trustee then entered into a Satisfaction and Discharge of Indenture, dated as of April 12, 2012, with respect to the Old Senior Notes Indenture.

In addition, on April 12, 2012, the Company terminated (i) its existing Credit Agreement, dated as of August 30, 2007 (as amended by Amendment and Waiver No. 1 thereto, dated as of October 2, 2007, Amendment No. 2 thereto, dated as of November 1, 2007, and Amendment No. 3 thereto, dated as of March 19, 2010), among the Company (as successor by merger to HDS Acquisition Subsidiary, Inc.), Merrill Lynch Capital Corporation, as administrative agent and collateral agent, and the lenders and other financial institutions party thereto and (ii) its existing ABL Credit Agreement, dated as of August 30, 2007 (as amended by Amendment No. 1 thereto, dated as of October 3, 2007, Amendment No. 2 thereto, dated as of November 1, 2007, and Limited Consent and Amendment No. 3 thereto, dated as of March 19, 2010), among the Company (as successor by merger to HDS Acquisition Subsidiary, Inc.), the Canadian borrower party thereto, GE Business Financial Services Inc. (as successor to Merrill Lynch Capital Corporation), as administrative agent and U.S. ABL collateral agent, GE Canada Finance Holding Company (successor to Merrill Lynch Capital Canada Inc.), as Canadian agent and Canadian collateral agent, and the lenders and other financial institutions party thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the First Priority Indenture, the First Priority Notes, the Second Priority Indenture, the Second Priority Notes, the Senior Notes Indenture, the Senior Notes, the Term Loan Facility and the Senior ABL Facility is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Immediately following the consummation of the Refinancing Transactions, the Company’s liquidity was approximately $700 million, comprised of approximately $100 million of cash and cash equivalents and approximately $600 million of additional available borrowings under the Senior ABL Facility.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2012	HD Supply, Inc.

	By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Senior Vice President, General Counsel and Corporate Secretary